UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                              --------------------



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 2, 2003


                            VALENCE TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in its Charter)



        Delaware                       0-20028                   77-0214673
(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)



                      6504 Bridge Point Parkway, Suite 415
                               Austin, Texas 78730
               (Address of Principal Executive Offices, Zip Code)


                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)

ITEM  5.    OTHER EVENTS AND REGULATION FD DISCLOSURE.
            -----------------------------------------

Reference is made to the press release of Registrant, issued on June 3, 2003, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1. Reference also is made to the Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock, filed June 2, 2003, Warrant to Purchase Common Stock, issued June 2, 2003, Securities Purchase Agreement, dated June 2, 2003, and Registration Rights Agreement, dated June 2, 2003, which are incorporated herein by this reference and attached to this Form 8-K as Exhibits 3.1, 4.1, 10.1 and 10.2, respectively.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND  EXHIBITS.
          ---------------------------------------------------------- --------

(c) Exhibits.

3.1 Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock, filed June 2, 2003.

4.1  Warrant to Purchase Common Stock, issued June 2, 2003.

10.1 Securities Purchase Agreement, dated June 2, 2003.

10.2 Registration Rights Agreement, dated June 2, 2003.

99.1 Press Release, dated June 3, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 3, 2003                                VALENCE TECHNOLOGY, INC.


                                            By:  /s/ Kevin W. Mischnick
                                                 ------------------------------
                                                  Kevin W. Mischnick
                                                  Vice President of Finance and
                                                  Assistant Secretary

                                  EXHIBIT INDEX


EXHIBITS


3.1 Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock, filed June 2, 2003.

4.1  Warrant to Purchase Common Stock, issued June 2, 2003.

10.1 Securities Purchase Agreement, dated June 2, 2003.

10.2 Registration Rights Agreement, dated June 2, 2003.

99.1 Press Release, dated June 3, 2003.